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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                    TXU CORP.
             (Exact name of registrant as specified in its charter)

          Texas                      1-12833                   75-2669310
(State of incorporation or    (Commission File Number)      (I.R.S. Employer
       organization)                                        Identification No.)

                                  Energy Plaza
                                1601 Bryan Street
                               Dallas, Texas 75201
                                 (214) 812-4600
                    (Address of principal executive offices,
                               including zip code)

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     Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                Name of each exchange on which
          to be so registered               each class is to be so registered
          -------------------               ---------------------------------
           Corporate Units                       New York Stock Exchange

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statements file numbers to which this form relates: 333-64504, 333-64504-01 and 333-64504-02 and 333-71004, 333-71004-01
and 333-71004-02.

     Securities to be registered pursuant to Section 12(g) of the Act: None

     The Commission is respectfully requested to send copies of all notices, orders and communications to:

   Robert A. Wooldridge, Esq.                Robert J. Reger, Jr., Esq.
Worsham Forsythe Wooldridge LLP               Thelen Reid & Priest LLP
     1601 Bryan Street                          40 West 57th Street
     Dallas, Texas 75201                     New York, New York  10019
       (214) 979-3000                              (212) 603-2000


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.
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     The class of securities to be registered hereby are the Corporate Units of
TXU Corp., a Texas corporation (Company).

     For a description of the Corporate Units, reference is made to (i) Registration Statement File Nos. 333-64504, 333-64504-01 and 333-64504-02
(Registration Statement No. 333-64504) on Form S-3 of the Company filed with the Securities and Exchange Commission (Commission) on July 3, 2001, and Registration Statement File Nos. 333-71004, 333-71004-01 and 333-71004-02
(Registration Statement No. 333-71004, and together with Registration Statement No. 333-64504, the Registration Statements) on Form S-3 of the Company filed with the Commission on October 5, 2001 and (ii) the form of prospectus included in the Registration Statement No. 333-71004, and the preliminary prospectus supplement for the Corporate Units dated October 9, 2001 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (Securities Act), on October 10, 2001, which description is incorporated herein by reference. The final prospectus supplement describing the Corporate Units will be filed pursuant to Rule 424(b)(5) under the Securities Act and shall be incorporated by reference into the Registration Statements on Form 8-A.

Item 2.   Exhibits.
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       Exhibit      Description
       -------      -----------

          1. Form of Purchase Contract Agreement (incorporated herein by reference to Exhibit 4(h) of Registration Statement No. 333-64504).

          2. Form of Pledge Agreement (incorporated herein by reference to Exhibit 4(i) of Registration Statement No. 333-64504).

          3. Form of Corporate Units (incorporated herein by reference to Exhibit A of Exhibit 4(h) of Registration Statement No. 333-64504).

          4. Form of Remarketing Agreement (incorporated herein by reference to Exhibit 4(j) to Registration Statement No. 333-64504).

          5. Form of Indenture (incorporated herein by reference to Exhibit 4(K) to Registration Statement File Nos. 333-49434, 333-49434-01 and 333-49434-02 (Registration Statement No. 333-49434) on Form S-3 of the Company filed with the Commission on November 7, 2000).

          6. Form of Officer's Certificate establishing Debt Securities, including form of Debt Securities (incorporated herein by reference to Exhibit 4(L) of Registration Statement No. 333-49434).


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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  October 10, 2001                     TXU CORP.


                                             By:  /s/ Biggs C. Porter
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                                                Biggs C. Porter
                                                Controller


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